                                                December 1, 1996 Supplement to
                                           Prospectus Dated September 16, 1996



Capital Appreciation Fund


Fund Administration


Capital Appreciation Fund ("Fund") has entered into an Administrative Services Agreement, whereby Travelers Insurance will be responsible for the pricing and bookkeeping services for the Fund at an annualized rate of 0.06% of the daily net assets of the Fund. The Travelers Insurance Company, at its expense, may appoint a sub-administrator to perform these services. The sub-administrator may be affiliated with The Travelers Insurance Company.


                                                                         12/96
L-11171B